SUPPLEMENT DATED JUNE 20, 2013 TO

HARTFORD MONEY MARKET HLS FUND

(A SERIES OF HARTFORD SERIES FUND, INC.)

PROSPECTUS DATED MAY 1, 2013, AS LAST SUPPLEMENTED JUNE 14, 2013

AND SUMMARY PROSPECTUS DATED MAY 1, 2013

At a meeting of the Board of Directors of Hartford Series Fund, Inc. (the “Board”) on June 18, 2013, the Board approved certain changes to the Hartford Money Market HLS Fund (the “Fund”), which is currently managed as a money market fund seeking to maintain a stable $1.00 net asset value (“NAV”) per share.  Specifically, the Board approved, among other things, changes to the Fund’s name, investment objective and principal investment strategy.  Effective on or about October 21, 2013 (the “Conversion Date”), the Fund will: (1) cease to operate as a money market fund; (2) no longer seek to maintain a stable $1.00 NAV per share; and (3) be renamed the Hartford Ultrashort Bond HLS Fund and be managed as an ultra-short bond fund.  Additionally, as of that same date, Wellington Management Company, LLP (“Wellington Management”) will replace Hartford Investment Management Company (“Hartford Investment Management”) as the Fund’s sub-adviser.

The Fund’s investment adviser, Hartford Funds Management Company, LLC (“HFMC”), relies on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure. The exemptive order permits HFMC to appoint a sub-adviser not affiliated with HFMC with the approval of the Board and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about the new sub-advisory relationship.  Accordingly, shareholders will receive an information statement regarding Wellington Management serving as the Fund’s sub-adviser within 90 days of the Conversion Date.

The Fund sells its shares at net asset value directly to variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates and certain qualified employee benefit plans.

In connection with the changes to the Fund’s management and operations, the Board also approved a reverse stock split of the Fund’s existing share classes.  As a result, effective on or about October 21, 2013, every ten shares of each share class of the Fund issued and outstanding will automatically and without any action on the part of the shareholder thereof be combined into one share of such share class.  The total value of a shareholder’s account will not change as a result of the reverse stock split.  For example, if you have a $10,000 investment in the Fund at the time of the reverse stock split, you will have a $10,000 investment in the Fund at the conclusion of the reverse stock split.  Thereafter, however, the value of your investment in the Fund will fluctuate.

The total annual expense ratio (before voluntary fee waivers) of both classes is expected to remain the same.  However, the current voluntary fee waiver will be discontinued after the conversion.  As a result, the total annual expense ratio (after voluntary fee waivers), will be higher after the conversion.

At this time, the Fund does not expect to have a special income or capital gains distribution prior to the reverse stock split.

The Fund intends to file a revised Prospectus and Summary Prospectus reflecting the material changes to the Fund approved by the Board with the SEC. The revised Summary Prospectus will be sent to shareholders of the Fund.

The revised Prospectus and Summary Prospectus will reflect, among other things, the following changes to the Fund’s management and operations:

1.             On the front cover, the Fund’s name will be changed to the Hartford Ultrashort Bond HLS Fund and conforming changes will be made throughout.

2.             Under the heading “INVESTMENT GOAL” in the Summary Prospectus and the headings “SUMMARY SECTION — INVESTMENT GOAL” and “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — INVESTMENT GOAL” in the Prospectus, the disclosure will be deleted and replaced with the following:

The Fund will seek total return and income consistent with preserving capital and maintaining liquidity.

3.             Under the heading “YOUR EXPENSES” in the Summary Prospectus and the heading “SUMMARY SECTION — YOUR EXPENSES” in the Prospectus, the Shareholder Fees and Annual Fund Operating Expenses table and any footnotes attached thereto, as well as the expense examples, will be deleted and replaced with the following:

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	IA	IB
Maximum sales charge (load) as a percentage of offering price	Not applicable	Not applicable
Maximum deferred sales charge (load)	Not applicable	Not applicable
Exchange fees	None	None

Annual Fund Operating Expenses

(expenses that are deducted from the fund’s assets)

	IA	IB
Management fees	0.40%	0.40%
Distribution and service (12b-1) fees	None	0.25%
Other expenses*	0.02%	0.02%
Total annual fund operating expenses*	0.42%	0.67%

(*) Expense information in the table has been restated to reflect current fees.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•              Your investment has a 5% return each year

•              The Fund’s operating expenses remain the same

•              You reinvest all dividends and distributions.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	Year 1	Year 3	Year 5	Year 10
IA	$43	$135	$235	$530
IB	$68	$214	$373	$835

4.             Under the heading “PRINCIPAL INVESTMENT STRATEGY” in the Summary Prospectus and the headings “SUMMARY SECTION — PRINCIPAL INVESTMENT STRATEGY” and “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — PRINCIPAL INVESTMENT STRATEGY” in the Prospectus, the disclosure will be deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGY.  The Fund will seek to achieve its goal by investing in securities that the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), considers to be attractive giving consideration to both yield and total return.  Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities.  This policy may be changed by the Board without shareholder approval.  The Fund will normally invest in “investment grade” securities.

In order to manage the Fund’s interest rate risk, generally the Fund will use derivatives such as Treasury futures and interest rate swaps. The Fund normally will maintain a dollar weighted average duration of less than 1.5 years.  Individual purchases will generally be limited to securities with an effective duration of less than 5 years.  Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates.  The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives, including interest rate swaps and futures contracts that may be used to manage the Fund’s interest rate risk.  The use of derivatives, including interest rate swaps and futures contracts, may have the effect of shortening or lengthening the duration of a fixed income portfolio.

5.             Under the heading “MAIN RISKS” in the Summary Prospectus and the heading “SUMMARY SECTION — MAIN RISKS” in the Prospectus, the disclosure will be deleted and replaced with the following:

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Interest Rate Risk — The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk — Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Derivatives Risk — Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments.  In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.

Leverage Risk — Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged.  The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Futures and Options Risks — Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Futures and options are also subject to the risk that the other party to the transaction defaults on its obligation.

Swap Agreements Risk — A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component.  Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Call Risk —Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Event Risk — Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Liquidity Risk — The risk that a particular investment may be difficult to sell and that the Fund may be unable to sell the investment at an advantageous time or price.  Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s net asset value.

Investment Strategy Risk — The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Mortgage- and Asset-Backed Securities Risk — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.  Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates).  If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

U.S. Government Securities Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.  In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Active Trading Risk - Active trading could increase the Fund’s transaction costs (thus affecting performance).

6.             Under the heading “MANAGEMENT” in the Summary Prospectus and the headings “SUMMARY SECTION — MANAGEMENT” and “THE INVESTMENT MANAGER AND SUB-ADVISER — The Investment Sub-Adviser” in the Prospectus, the disclosure will be revised to reflect that Wellington Management has replaced Hartford Investment Management as the Fund’s sub-adviser and that Timothy E. Smith, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, serves as portfolio manager to the Fund.

7.             Under the heading “AVERAGE ANNUAL RETURNS” in the Summary Prospectus and the headings “SUMMARY SECTION — AVERAGE ANNUAL RETURNS” and “PERFORMANCE NOTES — Index” in the Prospectus, the disclosure will be revised to reflect that the Fund’s benchmark has changed to the Barclays Short Treasury 9-12 Month Index.

This Supplement should be retained with your Prospectus for future reference.